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                                                          EXHIBIT 10(uu)

                                  AMENDMENT TO
                       THE BANK OF NEW YORK COMPANY, INC.
                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

     WHEREAS, The Bank of New York Company, Inc. Retirement Plan for Non-Employee Directors (the "Plan") was adopted by the Board of Directors of The Bank of New York Company, Inc. (the "Company"), effective as of May 11, 1993; and

     WHEREAS, Section 6 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time except in certain respects not material hereto; and

     WHEREAS, the Board of Directors of the Company desires to adopt an amendment to the Plan;

     NOW THEREFORE, effective May 11, 1999 the Plan is hereby amended in the following respect:

     1.  A new Section 2(f) is added to the Plan to read as follows:

    (f)Notwithstanding anything contained herein to the contrary, (i) with respect to any member retiring from the Board after May 11, 1999, (x) no service on the Board after May 11, 1999 shall be considered in computing any retirement benefit provided under the Plan, and (y) the annual cash retainer used for purposes of computing a benefit under the Plan cannot be greater than $30,000, whether or not the current annual cash retainer exceeds such amount, and (ii) except for any Director who ceases to be a member of the Board within two years after a Change of Control, with respect to any member attaining age 70 after May 11, 1999, all retirement benefits

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provided under the Plan shall be payable for a number of years following retirement equal to the number of years of service as a member of the Board prior to May 11, 1999.

     IN WITNESS WHEREOF, The Bank of New York Company, Inc. has caused this Amendment to be executed by its duly authorized officers this 9th day of February, 1999.

                                   \s\ Thomas A. Renyi
                                   -----------------------------------------
ATTEST:

\s\ Jacqueline R. McSwiggan
---------------------------
          Secretary